OneSoft Corporation has omitted from this Exhibit 10.28 portions of this Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

                                                EXHIBIT 10.28


SERVICES AGREEMENT                                         CONTRACT NUMBER *****
--------------------------------------------------------------------------------

THIS AGREEMENT, is entered into on February 9, 1999 between OneSoft Corporation (hereinafter "OneSoft" having an office at 7010 Little River Turnpike, Suite 410, Annandale, VA 22003, and Alloy Designs, Inc. (hereinafter "Alloy"), with its principal office at 115 West 30th Street, Suite 201, New York, NY 10001.

WHEREAS, OneSoft is a service provider; and

WHEREAS, OneSoft thereby offers managed information and communication services and facilities for its customers under the definitions, terms and conditions set forth in this Agreement, and as in Scope(s) of Work that may from time to time be attached, incorporated and/or amended hereto; and

WHEREAS, Alloy will utilize OneSoft's services and its facilities, and will compensate OneSoft for said services as provided for and defined under this Agreement and as in Scope(s) of Work that may from time to time be attached, incorporated and/or amended hereto.

NOW THEREFORE, in consideration of the terms, mutual promises and agreements contained herein, the parties do hereby agree as follows:


Commerce

1. OneSoft will work to integrate the AlloyOnline.com, or its successor, order and inventory data transactions with the *********** (hereinafter *****) systems by providing and accepting files to and from ******** at a frequency specified by Alloy. OneSoft understands that Alloy is committed to this initiative and will have the influence to make available the ******* management and staff necessary to complete this initiative in an efficient manner.

2. OneSoft Commerce Server(TM) product business application objects support flexible product display, shopping cart processing, and order processing. OneSoft will work with Alloy to provide direction and additional alternatives or modifications to these objects so that Alloy has the flexibility needed to present product offerings effectively to its consumers.

4. OneSoft will provide additional order notification to Alloyonline.com customers via email and on-line. Once an order is placed, customers will be notified via email that their order is being processed. In order for customers to check their order online they will need to create an account and log into that account. OneSoft will set up such accounts at the direction of Alloy.



Chat

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1. OneSoft's Java-based chat application currently provides administrative monitoring and other features that are enabled when users and administrators are logged into the system. OneSoft will provide more instruction and documentation regarding the current features and functionality as requested by Alloy.

2. The Chat interface can be customized as necessary to meet the requirements of the AlloyOnline.com users. OneSoft will work with Alloy to provide the interface and features to this application that best meet the goals of Alloy, subject to reasonable commercial limitations.

3. Celebrity Chat has been mocked-up per Alloy's requirements. This functionality will be available for Alloy to use for its celebrity chat events. Additional monitoring functionality will be added to the Java Chat application in the coming weeks and months.


Community Functionality / Personalization

1. OneSoft will work with Alloy to determine the way in which users will register and log into their AlloyOnline.com accounts. Once Alloy is comfortable with the user account creation and log in procedures, account registration and authentication features of OneSoft's software will be activated.

2. OneSoft will work with Alloy to determine the type of user and content profile data required to support personalized product offerings and advertisements on the AlloyOnline.com system. Once users and content have been profiled, OneSoft will activate personalization features of OneSoft's product to serve targeted ads and product offerings.

3. OneSoft will work with Alloy to identify the business rules around personalization functionality. OneSoft will also collaborate with third party vendors to support additional personalization processing. Once the requirements are defined, it will be implemented through attached Scopes of Work to this Agreement. This functionality is critical to OneSoft and will be a major area of focus over the coming year. This is a primary area in which OneSoft will expend significant resources to differentiate its products. Alloy will benefit directly from this.


Co-Location

1. OneSoft will allocate up to ********* of Internet connectivity bandwidth for the AlloyOnline.com system. At current and forecasted usage levels, this amount of connectivity will provide fast access and distribution of AlloyOnline.com system data. Should AlloyOnline.com require additional connectivity due to increasing system requests, OneSoft will notify Alloy and, subject to Alloy's consent, adjust the amount of required connectivity and associated service pricing accordingly through attached Scopes of Work to this Agreement.

2. OneSoft will provide monthly AlloyOnline.com system traffic statistic reports by page and section to Alloy's reasonable specifications.

3. OneSoft will provide tape management and backup services to Alloy's reasonable specifications for the AlloyOnline.com system.

4. OneSoft will provide 24/7 monitoring of the AlloyOnline.com systems.

Service/Cost Agreement

1. Alloy will pay $********* per month as a fixed fee.

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2. This Services Agreement will be for a period of one (1) year from the date of its execution.

3. OneSoft will provide maintenance to ensure that the above functionality is working correctly and to acceptable commercial standards.

4. In the event of non-renewal of this Service Agreement, OneSoft will use reasonable best efforts to ensure the non-disruptive, safe and secure transfer of user data.

5. OneSoft will provide to Alloy ******** of "special project" time per month.

6. Alloy will retain sole, exclusive and continuing rights to all data within its site(s) which shall include, but not be limited to, User name, User address, and other User demographic information.

7. OneSoft will retain rights to all software object and source code that it provides and creates (all third-party software provided by Alloy will of course remain as Alloy Designs property).

Additional Services

OneSoft shall remain available to perform modifications and updates to the System on a time and material basis. Such additional services will be available as follows:

 .   Alloy shall inform OneSoft of a desired change or modification and OneSoft will complete a project change request form with an estimate as to the level of effort and fee.
 .   Alloy will sign the form to approve OneSoft to perform the work.

For example and illustration purposes only:

 .   As Alloy's site traffic increases and OneSoft's attention to analyze system bottlenecks and to recommend system scalability.
 .   Alloy informs OneSoft and requests the changes.
 .   OneSoft reviews the system issues and calculates the level of effort to scale the system then provides Alloy with the written project change request form.
 .   Alloy decides to proceed by executing the form and returning it to OneSoft.
 .   OneSoft performs the services.


Confidential Information

1. ACKNOWLEDGMENT OF CONFIDENTIALITY. EACH PARTY HEREBY ACKNOWLEDGES THAT IT MAY BE EXPOSED TO CONFIDENTIAL INFORMATION BELONGING TO OR SUPPLIED BY THE OTHER PARTY OR RELATING TO ITS AFFAIRS INCLUDING, WITHOUT LIMITATION, SOFTWARE, BUSINESS PLANS AND PROCEDURES, THE TERMS OF THIS AGREEMENT, THE CLIENT GUIDE, AND OTHER CONFIDENTIAL INFORMATION (HEREINAFTER REFERRED TO AS "CONFIDENTIAL INFORMATION"). CONFIDENTIAL INFORMATION DOES NOT INCLUDE (a) INFORMATION ALREADY KNOWN OR INDEPENDENTLY DEVELOPED BY THE RECIPIENT OUTSIDE THE SCOPE OF THIS PROJECT; (b) INFORMATION IN THE PUBLIC DOMAIN THROUGH NO WRONGFUL ACT OF THE RECIPIENT, OR (c) INFORMATION RECEIVED BY THE RECIPIENT FROM A THIRD PARTY WHO WAS FREE TO DISCLOSE IT.

2. COVENANT NOT TO DISCLOSE. WITH RESPECT TO THE OTHER PARTY'S CONFIDENTIAL INFORMATION, AND EXCEPT AS EXPRESSLY AUTHORIZED HEREIN OR AS REQUIRED BY A COURT OF COMPETENT JURISDICTION, THE RECIPIENT HEREBY AGREES THAT DURING THE TERM HEREOF, AND AT ALL TIMES THEREAFTER, IT SHALL COMMERCIALIZE OR DISCLOSE SUCH CONFIDENTIAL INFORMATION TO ANY PERSON OR ENTITY, EXCEPT TO EMPLOYEES HAVING A "NEED TO KNOW" (AND WHO ARE THEMSELVES BOUND BY SIMILAR NONDISCLOSURE RESTRICTIONS), AND TO SUCH OTHER RECIPIENTS AS

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    THE OTHER PARTY MAY APPROVE IN WRITING. IN NO EVENT SHALL EITHER PARTY
    ATTEMPT TO DECOMPILE, DISASSEMBLE OR REVERSE ENGINEER THE OTHER PARTY'S CONFIDENTIAL OR PROPRIETARY INFORMATION AND ANY INFORMATION DISCOVERED IN VIOLATION OF THIS PROVISION SHALL BE TREATED AS CONFIDENTIAL INFORMATION BELONGING EXCLUSIVELY TO THE OTHER PARTY. EACH PARTY SHALL USE AT LEAST THE SAME DEGREE OF CARE IN SAFEGUARDING THE OTHER PARTY'S CONFIDENTIAL INFORMATION AS IT USES IN SAFEGUARDING ITS OWN CONFIDENTIAL INFORMATION, BUT IN NO EVENT SHALL LESS THAN DUE DILIGENCE AND CARE BE EXERCISED.

Choice of Law

    THIS AGREEMENT SHALL BE INTERPRETED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF VIRGINIA, EXCLUSIVE OF ITS CHOICE OF LAW RULES. ANY PROCEEDING OR DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE INITIATED AND MAINTAINED IN THE COURT SYSTEM OF SAID DESIGNATED STATE.

Warranty Disclaimer

    ONESOFT MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES RENDERED OR THE RESULTS OBTAINED FROM ONESOFT'S WORK, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ONESOFT OR ITS SUPPLIERS BE LIABLE FOR: (1) ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY THEREOF, AND REGARDLESS OF WHETHER ANY CLAIM IS BASED UPON ANY AGREEMENT, NEGLIGENCE, WARRANTY, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY; OR (2) ANY AMOUNTS OF DIRECT DAMAGES IN EXCESS OF THE AGGREGATE OF THE FEES RECEIVED BY ONESOFT FROM ALLOY HEREUNDER, NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSES OF ANY LIMITED REMEDY.

Liabilities

    ONESOFT SHALL NOT BE LIABLE FOR ANY AMOUNT ***************** TO THE EVENT GIVING RISE TO THE ALLEGED CLAIM. EXCEPT FOR INDEMNIFICATION CLAIMS OR DISCLOSURE OF CONFIDENTIAL INFORMATION, NEITHER PARTY SHALL BE LIABLE, WHETHER IN CONTRACT OR TORT LAW (INCLUDING NEGLIGENCE) OR OTHERWISE, FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST SAVINGS, PROFIT OR BUSINESS INTERRUPTION EVEN IF NOTIFIED IN ADVANCE OF SUCH POSSIBILITY) ARISING OUT OF, OR PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND/OR ANY SCOPE(S) OF WORK ATTACHED HERETO.

Modification, Waiver & Miscellaneous

    This document, as well as other Scope(s) of Work that may be legally attached hereto in the future, which are hereby incorporated by reference in their entirety, constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all other communications, whether written or oral. This Agreement, and/or any Scope(s) of Work attached hereto, may be modified or amended only by a writing signed by both parties, which may be in the form of a Scope of Work. Any provision hereof found by a tribunal of competent jurisdiction to be illegal or unenforceable shall be automatically conformed to the minimum requirements of law and all other provisions shall remain in full force and effect. Waiver of any provision hereof in one instance shall not preclude enforcement thereof on future occasions. Headings are for reference purposes only and have no substantive effect.

IN WITNESS WHEREOF, for adequate consideration and intending to be legally bound, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.


OneSoft Corporation                        Alloy Designs, Inc.

By: /s/ Jeff MacIntyre                     By: /s/ Matt Diamond
    --------------------------                 --------------------------

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

Name:  Jeff MacIntyre                      Name:  Matt Diamond
       ---------------------------                --------------------------

Title: VP IOC                              Title: CEO
       ---------------------------                --------------------------

Date:  2/1//99                             Date:  2/15/99
       ---------------------------                --------------------------


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